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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 4, 1998


                                CBS CORPORATION
                                ---------------
                          (Exact name of registrant as
                           specified in its charter)



            PENNSYLVANIA                               25-0877540
            ------------                               ----------
      (State or other jurisdiction                  (I.R.S. Employer
          of incorporation)                     Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)




                                 (412) 244-2000
                                 --------------
                (Registrant's Telephone No., including area code)



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Item 5.  Other Events
         ------------

         On February 4, 1998, the Registrant issued a press release announcing May 6 as the date of its 1998 Annual Meeting.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.


              99.1 Press Release announcing the date of Registrant's 1998 Annual Meeting.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CBS CORPORATION
                                (Registrant)


                                By:  /s/ ANGELINE C. STRAKA
                                     --------------------------------
                                     Angeline C. Straka
                                     Vice President, Secretary and
                                     Assistant General Counsel


Date:  February 5, 1998


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description                        Sequential Page No.
-----------             -----------                        -------------------

   99               A press release issued by
                    the Company on February 4,
                    1998.